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                                                                  Exhibit 10.4

                                 AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                      FIBER NETWORKS DEVELOPMENT AGREEMENT

     This Amendment (the "Amendment") is entered into as of the 17th day of March, 2000, by and between Sea Breeze Communication Company ("SBCC"), a Delaware corporation, PF.Net Corp. ("PF.Net"), a Delaware corporation and PF.Net Network Services Corp. ("Network Services Corp."), a Delaware corporation formerly known as PF.Net, LLC.

                                   WITNESSETH:

     WHEREAS, SBCC and Network Services Corp. entered into a Fiber Networks Development Agreement, dated May 17, 1999 (the "Original Agreement");

     WHEREAS, SBCC and PF.Net Corp. entered into an Amended and Restated Fiber Networks Development Agreement, dated October 29, 1999 (the "Agreement"; capitalized terms used herein without definition having the meanings given to such terms in the Agreement);

     WHEREAS, it was the intention of the parties to the Agreement that the Agreement would amend and restate in its entirety the Original Agreement and effect the substitution of PF.Net Corp. for Network Services Corp. as the entity entitled to the rights of Network Services Corp., and subject to the obligations of Network Services Corp., under the Agreement as so amended and restated;

     WHEREAS, the parties hereto desire to enter into this Amendment in order to amend certain provisions thereof and to confirm the release of (a) Network Services Corp. from its obligations to SBCC under the Original Agreement and (b) SBCC from its obligations to Network Services Corp. under the Original Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged by each party hereto, the parties hereto agree as follows:

     1. AMENDMENT TO SECTION 7.2(a). Section 7.2(a) of the Agreement is hereby amended, restated and replaced in its entirety with the following:

                  "(a) Telecom Easements and Encroachment Rights: PF.Net Holdings, Limited shall issue to SBCC or its designee a promissory note in the form attached hereto as Exhibit F."


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     2. AMENDMENT TO SECTION 7.5. Section 7.5 of the Agreement is hereby amended, restated and replaced in its entirety with the following:

         "7.5     DARK FIBER

                  In consideration of this Agreement, PF.Net shall at SBCC's written request provide to SBCC capacity, up to a maximum of OC-12, at a per unit price which is not more than the most favorable price to PF.Net for a transaction of comparable capacity along a comparable route, along the entire length of the route in which PF.Net installs its Fiber Networks for use by the Affiliated Companies for their internal communication systems."

     3. MUTUAL RELEASE OF NETWORK SERVICES CORP. AND SBCC. Network Services Corp. hereby releases SBCC from all of SBCC's obligations to Network Services Corp. pursuant to the Original Agreement. SBCC hereby releases Network Services Corp. from all of Network Services Corp.'s obligations to SBCC pursuant to the Original Agreement.

         4. INTEGRATION. Except as expressly set forth herein, all of the terms and conditions of the Agreement, including all exhibits thereto, remain in full force and effect. The Agreement, including all such exhibits, is attached as
Schedule I hereto, and the parties hereby acknowledge that Schedule I, together with this Amendment, comprises a complete and accurate copy of the Agreement, including each such exhibit, as it is in effect as of the date hereof.


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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                    PF.Net Corp.

                                    By:  /S/  STEPHEN IRWIN
                                         ------------------------------
                                    Name:  Stephen Irwin
                                    Title: Vice Chairman and
                                    Executive Vice President


                                    PF.Net Network Services Corp.

                                    By:  /S/  STEPHEN IRWIN
                                         ------------------------------
                                    Name:  Stephen Irwin
                                    Title:

                                    Sea Breeze Communication Company

                                    By:  /S/  GEORGE DAMIRIS
                                         ------------------------------
                                    Name:  George Damiris
                                    Title: Vice President


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